CONVERTIBLE LOAN	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
CONVERTIBLE LOAN

NOTE 10. CONVERTIBLE LOAN

The Company entered into a $20 million convertible loan note instrument in April 2021. The note has a 5% annual interest rate. During the year ended December 31, 2023, the Company converted loan notes totaling $809,692 into ordinary shares and warrants. The convertible loan was recognized as a hybrid financial instrument and accounted for as two separate components: (i) a loan and (ii) an embedded conversion option derivative. As of December 31, 2023, the convertible loan had either been fully paid down or converted. As such, the balance of both the convertible loan and corresponding embedded derivative was $0 as of December 31, 2023 and December 31, 2024. See Note 8 for details regarding legal proceeding.